                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      The Coast Distribution System, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                      THE COAST DISTRIBUTION SYSTEM, INC.

                                1982 ZANKER ROAD
                           SAN JOSE, CALIFORNIA 95112
                                 (408) 436-8611

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 11, 1998

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of The Coast Distribution System, Inc. a Delaware corporation (the "Company"), will be held at the Executive Offices of the Company, 1982 Zanker Road, San Jose, California, on Tuesday, August 11, 1998, at 10:00 A.M., Pacific Time, for the following purposes, as more fully described in the accompanying Proxy Statement:

     (1) To elect the following Class I nominee to serve as a director of the Company for a term of three years or until his successor is elected and has qualified:

                       Robert S. Throop

     (2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on June 15, 1998 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Sandra A. Knell
                                          Secretary

July 14, 1998

     YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. ANY STOCKHOLDER PRESENT AT THE MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. STOCKHOLDERS ATTENDING THE MEETING WHOSE SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE WHO DESIRE TO VOTE THEIR SHARES AT THE MEETING SHOULD BRING WITH THEM A PROXY OR LETTER FROM THAT FIRM CONFIRMING THEIR OWNERSHIP OF SHARES.

                      THE COAST DISTRIBUTION SYSTEM, INC.

                                1982 ZANKER ROAD
                         SAN JOSE, CALIFORNIA, CA 95112

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 11, 1998

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The Coast Distribution System, Inc., a Delaware corporation (the "Company"), for use at its 1998 Annual Meeting of Stockholders to be held on Tuesday, August 11, 1998, at 10:00 A.M., at the Executive Offices of the Company, 1982 Zanker Road, San Jose, California. It is contemplated that this solicitation of proxies will be made exclusively by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

     Holders of shares of common stock of the Company ("stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of the Company, 1982 Zanker Road, San Jose, California 95112, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the election, as a director, of the nominee named in this Proxy Statement. This Proxy Statement is first being mailed to stockholders on or about July 15, 1998.

VOTING SECURITIES

     The shares of common stock constitute the only outstanding class of voting securities of the Company. Only the stockholders of the Company of record as of the close of business on June 15, 1998 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 5,279,854 shares of common stock outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of common stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.

     All stockholders entitled to vote at the Annual Meeting may cumulate the votes in the election of directors. With cumulative voting, each stockholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares of common stock held by such stockholder, and those votes may be cast for a single candidate for director or distributed among as many candidates as such stockholder desires. However, in accordance with the applicable provisions of the Company's Certificate of Incorporation, no stockholder may cumulate votes for any candidate for director unless the name of such candidate is placed in nomination before the voting and any stockholder, before the voting, gives oral or written notice to the Secretary of the Company at the Annual Meeting of such stockholder's intention to cumulate his or her votes. If such notice is given by any stockholder entitled to vote at the Annual Meeting, then every stockholder entitled to vote at the Annual Meeting will be entitled to cumulate his or her votes in the election of directors. The proxies solicited by the Board of Directors confer discretionary authority in the proxy holders to cumulate votes and to allocate such votes among the nominees of the Board of Directors as such proxy holders deem appropriate so that, if shares are voted cumulatively in the election of directors, the maximum number of such nominees will be elected. Such proxy holders do not intend to cumulate votes at the Annual Meeting, but they reserve the right to do so if cumulative voting is properly elected by a stockholder of the Company that is not one of such proxy holders.

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of June 15, 1998, information regarding the ownership of the Company's outstanding common stock by each person known to management to own, beneficially or of record, more than five percent (5%) of the common stock and by each director and the Named Officers of the Company and all directors and officers of the Company as a group.

                                                               AMOUNT AND
                                                               NATURE OF
                      NAME AND ADDRESS                         BENEFICIAL       PERCENT
                    OF BENEFICIAL OWNER                       OWNERSHIP(1)      OF CLASS
                    -------------------                       ------------      --------
Thomas R. McGuire...........................................     670,579(2)       12.6%
  1982 Zanker Road
  San Jose, CA 95112
Linder Growth Fund..........................................     501,000(3)        9.5%
Ryback Management Corporation
  7711 Carondelet Avenue
  P.O. Box 16900
  St. Louis, MO 63105
Dimensional Fund Advisors Inc...............................     404,600(4)        7.7%
  1299 Ocean Avenue
  Santa Monica, CA 90401
Xerox Corporation...........................................     403,914           7.7%
  800 Long Ridge Road
  Stamford, CT 06904
John E. Turco...............................................     220,192(5)        4.2%
Louis B. Sullivan...........................................     128,470(5)        2.4%
Brian P. Friedman...........................................     108,813(6)        2.1%
Ben A. Frydman..............................................      11,000(5)          *
Robert S. Throop............................................      13,000(5)          *
Sandra A. Knell.............................................      78,965(7)        1.5%
Jeffrey R. Wannamaker.......................................      58,990(7)        1.1
David A. Berger.............................................      53,331(7)        1.0
Dennis A. Castagnola........................................      15,046(7)          *
All directors and officers as a group (10 persons)..........   1,358,386(8)       24.7%

---------------
 * Less than 1%.

(1) Except as otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

(2) Does not include an aggregate of 50,016 shares held in trust for the benefit of Mr. McGuire's adult children, as to which Mr. McGuire disclaims beneficial ownership. Includes 26,500 shares subject to outstanding stock options exercisable during the period ending August 15, 1998.

(3) Based on information contained in a report filed with the Securities and Exchange Commission by Ryback Management Corporation ("Ryback"), Linder Growth Fund, a registered investment company ("Linder"), holds sole voting and dispositive power with respect to all 501,000 shares. Ryback is Linder's registered investor advisor.

(4) In a report filed with the Securities and Exchange Commission, Dimensional Fund Advisors, Inc., a registered investment advisor ("DFA"), has reported that all 404,600 shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open ended investment company or in series of the DFA Investment Trust Company, a Delaware business trust , or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans for which DFA serves as investment manager. DFA disclaims beneficial ownership of all such shares.

(5) Includes shares subject to outstanding stock options, as follows: Mr. Sullivan -- 10,000 shares; Mr. Turco -- 10,000 shares; Mr. Frydman -- 10,000 shares; and Mr. Throop -- 8,000 shares.

(6) Includes 68,313 shares owned directly by Mr. Friedman, 10,000 shares owned by a family foundation, 500 shares held by his wife as custodian for a minor child, and 30,000 shares which may be purchased by exercise of stock options. Mr. Friedman is an Executive Vice President of Furman Selz, LLC, which is an investment bank firm that provided financial advisory services to the Company in 1997.

(7) Includes shares subject to outstanding stock options exercisable during the period ending August 15, 1998, as follows: Ms. Knell -- 41,000 shares; Mr. Wannamaker -- 41,000 shares; Mr. Berger -- 35,000 shares; and Mr. Castagnola -- 4,050 shares.

(8) Includes 222,000 shares subject to outstanding stock options exercisable during the 60-day period ending August 15, 1998.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Currently, there are five (5) members of the Board of Directors. The Company's Bylaws provide for a classified Board of Directors with one class of directors elected each year for a term of three years. The Director in Class I, Robert S. Throop, holds office until the 1998 Annual Stockholders Meeting; the Directors in Class II, Louis B. Sullivan and John E. Turco, hold office until the 1999 Annual Stockholders Meeting; and the Directors in Class III, Thomas R. McGuire and Ben A. Frydman, hold office until the 2000 Annual Stockholders Meeting.

     Unless authority to vote for the Class I Nominee has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of Robert S. Throop, who is an incumbent director, as the Class I Director of the Company to serve for a term of three years or until his successor is elected and qualified. Under Delaware law, the nominee receiving the highest number of votes will be elected as the Class I Director at the Annual Meeting. As a result, proxies voted to "Withhold Authority," which will be counted, and broker non-votes, which will not be counted, will have no practical effect.

     Mr. Throop has consented to serve as a Director if he is elected at the Annual Meeting. If any nominee becomes unavailable for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominee will become unavailable to serve.

     The names and certain information, as of June 15, 1998, concerning Robert Throop, the nominee for election as a Class I Director, and the continuing Directors, are set forth below. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED BELOW.

                             NOMINEE AND DIRECTORS

        NAME AND AGE                         POSITION WITH THE COMPANY
        ------------                         -------------------------
CLASS I NOMINEE
  Robert S. Throop, 60                 Director

CLASS II DIRECTORS
  Louis B. Sullivan, 73                Director
  John E. Turco, 67                    Director

CLASS III DIRECTORS
  Thomas R. McGuire, 54                Chairman and Chief Executive Officer
                                       and Director
  Ben A. Frydman, 51                   Director and Assistant Secretary

     Robert S. Throop has served as a Director since 1995. Until his retirement in late 1996, and for more than five years prior thereto, Mr. Throop was the Chairman and Chief Executive Officer of Anthem Electronics, Inc. ("Anthem"), which is a national distributor of semiconductor and computer products. Mr. Throop is also a director of Arrow Electronics, Inc., the corporate parent of Anthem, and the Manitowoc Company, both of which are public companies.

     Louis B. Sullivan has served as a Director since 1977, and has been a rancher and private investor since March 1984.

     John E. Turco has served as a Director since 1977, and has been a private investor since 1988, investing primarily in agricultural businesses.

     Thomas R. McGuire is a founder of the Company and has been a Director since 1977. For more than the past five years he has been Chairman of the Board and Chief Executive Officer of the Company. From 1981 until August 1985 he also served as the Company's Chief Financial Officer and Secretary.

     Ben A. Frydman has served as a director since 1988. Mr. Frydman is, and for more than the past five years has been, engaged in the private practice of law, as a member and shareholder of Stradling Yocca Carlson & Rauth, a Professional corporation, which provided legal services to the Company in 1997.

     There are no family relationships among any of the Company's officers or directors.

BOARD MEETINGS

     The Board of Directors of the Company held five meetings during the fiscal year ended December 31, 1997. In 1997, each of the Directors attended at least 75% of the number of meetings of the Board and of the number of meetings of the Committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established standing Audit, Compensation and Stock Option Committees.

     The Audit Committee was established to meet with the independent public accountants to review planned audit procedures and to review with the independent public accountants and management the results of audits, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. John E. Turco and Robert S. Throop are currently the members of the Audit Committee, which held one meeting during the fiscal year ended December 31, 1997.

     The Compensation Committee reviews programs in the areas of employee and incentive compensation plans, administers the Company's Stock Purchase Plans, and reviews and makes recommendations to the Board of Directors with respect to base salary adjustments and bonuses for all officers and other key personnel of the Company. Louis B. Sullivan, John E. Turco and Robert S. Throop are currently the members of the Compensation Committee, which held one meeting during the fiscal year ended December 31, 1997.

     The Stock Option Committee is responsible for administering the Company's Stock Option Plans. The Stock Option Committee currently consists of Robert S. Throop and Louis B. Sullivan. The Stock Option Committee held one meeting during the fiscal year ended December 31, 1997.

     The Board of Directors does not have a Nominating Committee. Instead, the Board of Directors, as a whole, identifies and screens candidates for membership on the Company's Board of Directors.

DIRECTOR'S COMPENSATION

     Directors who also are Company employees receive no compensation for serving as directors. Non-employee directors are paid a retainer of $6,000 per year and receive $1,500 for each Board of Directors' meeting attended and are reimbursed for the out-of-pocket expenses incurred in attending those meetings. No compensation is paid for attending meetings of Committees of the Board of Directors on which directors serve. Pursuant to the Company's 1993 Employee Stock Option Plan, each year each non-employee director is automatically granted an option to purchase 2,000 shares of the Company's common stock at an exercise price that is equal to the fair market value of the shares on the date of grant. These options become fully exercisable six months after the date of grant. Upon joining the Board, each new non-employee director receives an option to purchase 2,000 shares, which becomes exercisable in full one year after the date of grant.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based on its review of copies of reporting forms and certifications of the Company's directors and executive officers, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its directors and executive officers in the year ended December 31, 1997 were satisfied.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation received for the fiscal year ended December 31, 1997, by the Company's Chief Executive Officer, and the other executive officers whose salary and bonuses exceeded $100,000 for fiscal year 1997 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                            ANNUAL COMPENSATION                 COMPENSATION AWARDS
                                   -------------------------------------        -------------------
                                                                                    SECURITIES
                                                                                    UNDERLYING
                                                                                      OPTIONS
   NAME AND PRINCIPAL POSITION     YEAR        SALARY($)        BONUS(1)                (#)
   ---------------------------     ----        ---------        --------        -------------------
Thomas R. McGuire                  1997        $248,303         $   -0-               47,500
  Chairman of the Board and        1996         263,532          59,250                  -0-
  Chief Executive Officer          1995         257,765             -0-               12,500
Sandra A. Knell                    1997         134,039             -0-               20,000
  Chief Financial Officer and      1996         121,192          30,500                  -0-
  Executive Vice President         1995         101,442             -0-                5,000
Jeffrey R. Wannamaker              1997         134,039             -0-               20,000
  Executive Vice President         1996         121,192          30,500                  -0-
                                   1995         101,442             -0-                5,000
David A. Berger                    1997         106,542             -0-               20,000
  Executive Vice President         1996         102,248          30,500                  -0-
                                   1995         101,442             -0-                5,000
Dennis A. Castagnola               1997         108,437             -0-               12,500
  Senior Vice President            1996          94,313          22,100                  -0-
                                   1995          76,082             -0-               12,500

---------------
(1) Bonuses were awarded under annual incentive compensation plans.

OPTION GRANTS

     Set forth below is certain information regarding options to purchase common stock of the Company that were granted to the Named Officers by the Company in the fiscal year ended December 31, 1997.

                                                                                         POTENTIAL REALIZABLE VALUE
                                                                                           OF OPTIONS AT ASSUMED
                            NUMBER OF       PERCENT OF                                     ANNUAL RATES OF STOCK
                            SECURITIES     TOTAL OPTIONS                                   PRICE APPRECIATION FOR
                            UNDERLYING      GRANTED TO         EXERCISE                        OPTION TERM(4)
                             OPTIONS       ALL EMPLOYEES        PRICE       EXPIRATION   --------------------------
           NAME             GRANTED(1)   IN FISCAL YEAR(2)   ($/SHARE)(3)      DATE          5%             10%
           ----             ----------   -----------------   ------------   ----------   -----------    -----------
Thomas R. McGuire             47,500           30.9%            $4.125       1/16/07      $123,215       $312,265
Sandra A. Knell               20,000           13.0              4.125       1/16/07        51,880        131,480
Jeffrey R. Wannamaker         20,000           13.0              4.125       1/16/07        51,880        131,480
David A. Berger               20,000           13.0              4.125       1/16/07        51,880        131,480
Dennis A. Castagnola          12,500            8.1              4.125       1/16/07        32,425         82,175

---------------
(1) These options vest in five equal annual installments of 20% of the shares covered by such options. Each option is subject to termination in the event of the optionee's cessation of employment with the Company.

(2) During 1997, options to purchase an aggregate of 153,500 shares were granted to all employees, including the Named Officers and each non-employee director received options to purchase 2,000 shares.

(3) The exercise price may be paid in cash, in shares of the Company's common stock valued at fair market value on the date of exercise, or through a cashless exercise procedure.

(4) There is no assurance that the values that may be realized on exercise of such options will be at or near the values estimated in the table, which utilizes arbitrary compounded rates of growth of the price of the Company's stock of 5% and 10% per year.

OUTSTANDING OPTIONS

     There were no option exercises by any of the Named Officers in 1997. The following table provides information with respect to the number of unexercised options held by the Named Officers as of December 31, 1997. None of those options were "in the money" options as of December 31, 1997.

                                                    NUMBER OF SECURITIES UNDERLYING
                                                  UNEXERCISED OPTIONS AT DECEMBER 31,
                                                                  1997
                                                  ------------------------------------
                 NAME                             EXERCISABLE            UNEXERCISABLE
                 ----                             -----------            -------------
Thomas R. McGuire                                   13,250                  46,750
Sandra A. Knell                                     27,500                  19,500
Jeffrey R. Wannamaker                               27,500                  19,500
David A. Berger                                     27,500                  19,500
Dennis A. Castagnola                                 4,050                  11,750

---------------
(1) The closing price of the Company's common stock on December 31, 1997 on the American Stock Exchange was $3.125.

                       COMPENSATION COMMITTEE INTERLOCKS

     In fiscal year 1997 the members of the Compensation Committee were Louis B. Sullivan, John E. Turco and Robert S. Throop, who are non-employee directors of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is a standing committee of the Board of Directors of the Company. The Compensation Committee is responsible for adopting and evaluating the effectiveness of compensation policies and programs for the Company and for making determinations regarding the compensation of the Company's executive officers, subject to review by the full Board of Directors.

     The following report is submitted by the members of the Compensation Committee with respect to the executive compensation policies established by the Compensation Committee and compensation paid or awarded to executive officers for fiscal year 1997.

  Compensation Policies and Objectives

     In adopting compensation programs for executive officers, as well as other employees of the Company, the Compensation Committee is guided by three basic principles:

     - The Company must offer competitive salaries to be able to attract and retain highly-qualified and experienced executives and other management personnel.

     - Annual executive compensation in excess of base salaries should be tied primarily to the Company's performance.

     - The financial interests of the Company's senior executives should be aligned with the financial interests of the stockholders, primarily through stock option grants and other equity-based compensation programs which reward executives for improvements in the market performance of the Company's common stock.

  Salaries and Employee Benefits Programs.

     In order to retain executives and other key employees, and to be able to attract additional well-qualified executives when the need arises, the Company strives to offer salaries and health care and other employee benefit programs to its executives and other key employees which are comparable to those offered by competing businesses.

     In establishing salaries for executive officers, the Compensation Committee reviews (i) the historical performance of the executives; and (ii) available information regarding prevailing salaries and compensation programs offered by competing businesses. Another factor which is considered in establishing salaries of executive officers is the cost of living in Northern California where the Company is headquartered, as such cost generally is higher than in other parts of the country.

     In 1997 Mr. McGuire voluntarily decreased his salary by approximately $15,000 as part of a cost cutting program initiated by the Company. The 1997 salaries of the other Named Officers include a full year of salary increases effectuated during 1996 to bring their salaries in line with prevailing executive salaries at comparable companies.

     In order to retain qualified management personnel, the Company has followed the practice of seeking to promote executives from within the Company whenever that is practicable. The Board of Directors believes that this policy enhances employee morale and provides continuity of management. Typically, modest salary increases are made in conjunction with such promotions.

  Performance-Based Compensation.

     The Compensation Committee believes that, as a general rule, annual compensation in excess of base salaries should be made dependent primarily on the Company's performance. Accordingly, at the beginning of each fiscal year, the Compensation Committee establishes an incentive compensation program for executive officers and other key management personnel under which executive officers and other key management personnel may earn bonuses, in amounts ranging from 5% to 100% of their annual salaries, provided the Company achieves or exceeds the earnings goal established for the year.

     The earnings goal is established on the basis of the annual operating plan that is initially developed by management, submitted to the Board of Directors for its review, possible modification and approval. The annual operating plan, which is designed to maximize profitability within the constraints of prevailing economic and competitive conditions, some of which are outside the control of the Company, is developed on the basis of (i) the Company's performance in the prior year; (ii) estimates of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can be achieved;
(iii) historical operating costs and cost savings that management believes can be realized; and (iv) competitive conditions faced by the Company. By taking all of these factors into account, the earnings goal in the annual operating plan, which is also the basis on which bonus awards are determined under the incentive plan, is fixed at what is believed to be a realistic level so as to make the incentives meaningful to executives and to avoid penalizing executives and other key management personnel for conditions outside of their control.

     In certain instances, bonuses under the incentive plan are awarded not only on the basis of the Company's overall profitability, but also on the achievement by an executive of specific objectives within his or her area of responsibility. For example, a bonus may be awarded for an executive's efforts in achieving greater than anticipated cost savings, or establishing new or expanding existing markets for the Company's products. Typically, the maximum bonus that may be awarded for achievement of specific objectives is determined at the beginning of the year to provide the requisite incentive for such performance.

     As a result of this performance-based bonus program, executive compensation generally increases in those years in which the Company's profitability increases. On the other hand, in years in which the Company experiences less than anticipated profit growth, bonuses, and therefore also total executive compensation, tend to be lower. The Company did not achieve the earnings goal that had been established for 1997, and, accordingly, no bonuses were awarded to executive officers under the incentive compensation program described above.

  Stock Options and Equity-Based Programs.

     In order to align the financial interests of senior executives and other key employees with those of the stockholders, the Company grants stock options to its senior executives and other key employees on a periodic basis and makes contributions to an employee stock purchase plan under which officers and employees may elect to have a portion of their salaries withheld and used, together with the Company's contributions, to purchase common stock of the Company. Stock option grants, in particular, reward senior executives and other key employees for performance that results in increases in the market price of the Company's common stock, which directly benefits all stockholders. Moreover, generally options are granted on terms which provide that the options become exercisable in cumulative annual installments, generally over a three-to-five-year period. The Compensation Committee believes that these features of the option grants not only provide an incentive for senior executives to remain in the employ of the Company, but also makes the Company's earnings performance and longer term growth in share prices important for the executives who receive stock options.

     During 1997, the Company granted options to purchase 47,500 shares of its common stock to Mr. McGuire and an aggregate of 72,500 to the other the Named Officers of the Company. The Company also made contributions to the Company's Employee Stock Purchase Plan, which were designed to increase management ownership of the Company's common stock and provide them with a continuing interest in the Company's share performance.

                               Louis B. Sullivan
                                 John E. Turco
                                Robert S. Throop

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report, and the performance graph on page 10, shall not be incorporated by reference into any such filings.

                              COMPANY PERFORMANCE

     The following graph shows a five-year comparison of cumulative total returns for the Company, the American Stock Exchange composite index (the "AMEX Composite"), and an index of peer group companies (the "Peer Group") selected by the Company as described below.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     (COMPANY, AMEX COMPOSITE, PEER GROUP)

        MEASUREMENT PERIOD           COAST DISTRIBUTION
      (FISCAL YEAR COVERED)            SYSTEM, INC           PEER GROUP         BROAD MARKET
1992                                       100.00              100.00              100.00
1993                                       116.67              107.52              118.81
1994                                       145.24              102.29              104.95
1995                                       114.29              128.64              135.28
1996                                        69.05              140.19              142.74
1997                                        59.52              183.46              171.76

     The graph above compares the performance of the Company with that of (i) the AMEX Composite index and (ii) a Peer Group consisting of six original equipment manufacturers that compete in the same markets as the Company. The Company is the only publicly-traded company whose primary activity is the wholesale distribution of recreational vehicle and boating parts and accessories. The Peer Group consists of Brunswick Corporation, Coachmen Industries Inc., Fleetwood Enterprises, Inc., Outboard Marine Corporation, Thor Industries, Inc. and Winnebago Industries, Inc. Source: Media General Financial Services, P.O. Box 85333, Richmond, VA 23293, Phone: 1-(800) 446-7922, Fax:
1-(804) 649-6826.

     The total cumulative return on investment (change in the period-end stock price plus reinvested dividends) for each of the periods for the Company, the AMEX Composite and the Peer Group is based on the stock price or index at the end of fiscal 1992.

                            INDEPENDENT ACCOUNTANTS

     Grant Thornton provided audit services to the Company during 1997 and during the first quarter of 1998, which included the examination of the Company's financial statements for the year ended December 31, 1997. The Company has not yet selected auditors for fiscal year 1998. A representative of Grant Thornton is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders, and will have an opportunity to make a statement if he so desires.

                                 ANNUAL REPORT

     The 1997 Annual Report to Stockholders of the Company is being sent with this Proxy Statement to each stockholder of record as of the Record Date. The Annual Report is not to be regarded as proxy solicitation material.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to submit a proposal for action at the 1999 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than April 10, 1999 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

                                 OTHER MATTERS

     Management is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors

                                          Sandra A. Knell
                                          Secretary

July 14, 1998

     COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, THE COAST DISTRIBUTION SYSTEM, 1982 ZANKER ROAD, SAN JOSE, CALIFORNIA 95112.

PROXY

                      THE COAST DISTRIBUTION SYSTEM, INC.
             1998 ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 11, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Thomas R. McGuire, Louis B. Sullivan, John
E. Turco, and each of them, individually, as attorneys and Proxies, with full power of substitution, to represent the undersigned and to vote, as designated below, all the shares of Common Stock of The Coast Distribution System, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Executive Offices , 1982 Zanker Road, San Jose, California, at 10:00 A.M. on Tuesday, August 11, 1998.

1. ELECTION OF DIRECTORS:

        [ ]  FOR THE NOMINEE LISTED BELOW                      [ ] WITHHOLD AUTHORITY
           (except as marked to the contrary below)               (to vote for the nominees listed below)

                                Robert S. Throop

2. IN THEIR DISCRETION, UPON OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION, AS A DIRECTOR, OF THE NOMINEE NAMED ON THE REVERSE SIDE OF THIS PROXY. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

                                                      Date  , 1998

                                                      --------------------------
                                                      (Signature of Shareholder)

                                                      --------------------------

                                                      Please sign your name
                                                      exactly as it appears
                                                      hereon. Executors,
                                                      administrators, guardians,
                                                      officers of corporations,
                                                      and others signing in
                                                      fiduciary capacity should
                                                      state their full titles as
                                                      such.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND
     RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.